Exhibit 10.1.10

Execution Version

AMENDMENT NO. 10 TO FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 10 TO FIRST LIEN CREDIT AGREEMENT, dated as of June 12, 2020 (this “Amendment”), by and among KUEHG CORP., a Delaware limited liability company (“KUEHG”), KC SUB, INC., a Delaware corporation (“KC Sub” and together with KUEHG, the “Borrowers”), KC HOLDCO, LLC, a Delaware limited liability company (“Holdco”), the other Loan Parties party hereto, the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”), which amends that certain First Lien Credit Agreement dated as of August 13, 2015 (as amended from time to time prior to the date hereof and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, Holdco, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the Administrative Agent and Collateral Agent, and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, pursuant to Section 6.12 of the Credit Agreement, except with the written consent of the Required Revolving Lenders, the Borrowers are required to comply with the financial covenant set forth therein (the “Financial Covenant”).

WHEREAS, clause (ix) of the proviso to Section 9.02(b) of the Credit Agreement permits the Borrowers, Holdco and the Required Revolving Lenders to amend, waive or otherwise modify Section 6.12 or Section 7.01 (solely as it relates to Section 6.12); and

WHEREAS, the Borrowers, Holdco and the Revolving Lenders party hereto, who constitute Required Revolving Lenders, desire to effect certain modifications to the Financial Covenant and related terms pursuant to the terms hereto.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

(a)     Amendment to the Financial Covenant. Each party hereto agrees that, on and after the Amendment No. 10 Effective Date, the Credit Agreement is hereby amended as follows:

(i)     The following definitions shall be inserted in Section 1.01 in appropriate alphabetical order:

“Conversion Date” means any date occurring on or after January 1, 2021 that is specified by the Borrowers in a Notice of Conversion.

“Notice of Conversion” means a written notice delivered by the Borrowers to the Administrative Agent stating that the Borrowers irrevocably specify the date set forth therein as the Conversion Date.

(ii)     Section 6.12 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

“Notwithstanding the foregoing and solely for the purpose of calculating the First Lien Net Leverage Ratio under this Section 6.12, in determining Consolidated EBITDA of the Borrowers and their Restricted Subsidiaries:

(x)     prior to the Conversion Date, with respect to each four-fiscal quarter period ending prior to the Conversion Date that includes any of the fiscal quarters ending June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021 in such four-fiscal quarter period, Consolidated EBITDA for such fiscal quarters shall equal $76,987,000, $55,925,000, $69,006,000 and $58,376,000, respectively; and

(y)     on and after the Conversion Date, with respect to each four-fiscal quarter period ending on or after the Conversion Date, the Consolidated EBITDA for such four-fiscal quarter period shall be calculated as follows, in each case, to the extent applicable:

(A)     with respect to the Consolidated EBITDA for the four-fiscal quarter period ending March 31, 2021, the Consolidated EBITDA for the fiscal quarter ending March 31, 2021 multiplied by 4;

(B)     with respect to the Consolidated EBITDA for the four-fiscal quarter period ending June 30, 2021, the Consolidated EBITDA for the fiscal quarters ending March 31, 2021 and June 30, 2021 multiplied by 2;

(C)     with respect to the Consolidated EBITDA for the four-fiscal quarter period ending September 30, 2021, the Consolidated EBITDA for the fiscal quarters ending March 31, 2021, June 30, 2021 and September 30, 2021 multiplied by 4/3; and

(D)     with respect to the Consolidated EBITDA for the four-fiscal quarter period ending December 31, 2021 and for each four-fiscal quarter period ending thereafter, the actual Consolidated EBITDA for such four-fiscal quarter period; and

in each case of clauses (x) and (y) above, giving effect to any other calculations on a Pro Forma Basis in accordance with Section 1.05.”

(b)     Additional Terms. In consideration of the amendment to Section 6.12 of the Credit Agreement set forth above, the Borrowers hereby agree that, except with the written consent of the Required Revolving Lenders:

(i)     on and from the Amendment No. 10 Effective Date through (I) with respect to the following clauses (A), (B) and (E), the later of (1) June 30, 2021 and (2) the earlier to occur of (x) the Conversion Date and (y) the date on which the Borrowers have delivered the Compliance Certificate for the fiscal quarter ending March 31, 2022 and (ii) with respect to the following clauses (C) and (D), the earlier to occur of (x) the Conversion Date and (y) the date on which the Borrowers have delivered the Compliance Certificate for the fiscal quarter ending March 31, 2022:

(A)     The Borrowers shall not permit Liquidity to be less than $30,000,000 as of 5:00 p.m. New York City time on the last day of each month as set forth in a Minimum Liquidity Certificate delivered to the Administrative Agent (for prompt distribution to the Revolving Lenders) by the Borrowers, unless, if the Borrowers breach such requirement as of any such day, the Borrowers shall have caused the Liquidity as of 5:00 p.m. New York City time on any day that is within 5 Business Days after the applicable day to equal or exceed $30,000,000 as set forth in an additional Minimum Liquidity Certificate delivered to the Administrative Agent (for prompt distribution to the Revolving Lenders) by the Borrowers;

(B)     The Borrowers shall deliver a Minimum Liquidity Certificate to the Administrative Agent (for prompt distribution to the Revolving Lenders) within three (3) Business Days of (a) the last day of each month and (b) if the Borrowers fail to comply with the minimum Liquidity requirement set forth in clause (A) above on the last day of such month, a day within the 5 Business Day period set forth in clause (A) above on which the Borrowers determine they have complied with such minimum Liquidity requirement;

(C)     The Borrowers and their respective Restricted Subsidiaries shall not declare or make any Restricted Payment pursuant to Section 6.08(a)(xiv), Section 6.08(a)(xv), Section 6.08(a)(xx) or Section 6.08(a)(xxi) of the Credit Agreement;

(D)     The Borrowers and their respective Restricted Subsidiaries shall not (x) make any Investment in, or designate any Restricted Subsidiary as, an Unrestricted Subsidiary or (y) cause any Subsidiary Loan Party to cease to be wholly-owned by a Borrower unless, in the case of this clause (y), either (1) as a result of any transaction pursuant to which the Borrowers no longer own any Equity Interests in such Subsidiary Loan Party or (2) such transaction is entered into for a bona fide business purpose (and not for the purpose of releasing such Person from the Subsidiary Guaranty) and, as a result of such transaction, one or more third parties that are not Affiliates of any Loan Party together hold greater than 50% of the Equity Interests in such Subsidiary Loan Party; and

(E)     Immediately prior to each Credit Event under the Revolving Facilities (excluding any renewal, extension or amendment to any Letter of Credit that does not increase the face amount thereof), the Borrowers shall deliver a Minimum Liquidity Certificate demonstrating that Liquidity is equal to or greater than $30,000,000 immediately prior to and after giving effect to such Credit Event (and the Revolving Lenders shall be permitted to decline any Borrower’s request for such Credit Event until such Minimum Liquidity Certificate has been received by the Administrative Agent).

(ii)     if the Conversion Date occurs on or prior to September 30, 2021, on and from the Conversion Date through September 30, 2021:

(A)     Subject to clause (i)(A) above, if applicable, the Borrowers shall not permit Liquidity to be less than $30,000,000 as of 5:00 p.m. New York City time on the last day of each quarter as set forth in a Minimum Liquidity Certificate delivered to the Administrative Agent (for prompt distribution to the Revolving Lenders) by the Borrowers, unless, if the Borrowers breach such requirement as of any such day, the Borrowers shall have caused the Liquidity as of 5:00 p.m. New York City time on any day that is within 5 Business Days after the applicable day to equal or exceed $30,000,000 as set forth in an additional Minimum Liquidity Certificate delivered to the Administrative Agent (for prompt distribution to the Revolving Lenders) by the Borrowers;

(B)     Subject to clause (i)(A) above, if applicable, the Borrowers shall deliver a Minimum Liquidity Certificate to the Administrative Agent (for prompt distribution to the Revolving Lenders) within three (3) Business Days of (a) the last day of each quarter and (b) if the Borrowers fail to comply with the minimum Liquidity requirement set forth in clause (A) above on the last day of such quarter, a day within the 5 Business Day period set forth in clause (A) above on which the Borrowers determine they have complied with such minimum Liquidity requirement;

(C)     The Borrowers and their respective Restricted Subsidiaries shall not declare or make any Restricted Payment pursuant to Section 6.08(a)(xiv), Section 6.08(a)(xv), Section 6.08(a)(xx) or Section 6.08(a)(xxi) of the Credit Agreement; provided that the Borrowers may make Restricted Payments pursuant to Section 6.08(a)(xv) of the Credit Agreement so long as (I) the Sponsor Debt Investment (as defined below) has been repaid in full (and any commitment in respect thereof, if any, has been terminated), (II) on the date of such Restricted Payment, Liquidity, calculated on a Pro Forma Basis after giving effect to the making of such Restricted Payment, is no less than $50,000,000, (III) immediately prior to the making of such Restricted Payment, the aggregate amount of unrestricted cash and Cash Equivalents of the Borrowers and their Restricted Subsidiaries, net of the amount of Revolving Loans then outstanding, shall exceed the amount of such Restricted Payment to be made, (IV) no Event of Default shall then exist or result from such Restricted Payment and (V) any equity contribution received by the Borrowers prior to the date hereof shall not be utilized by the Borrowers to make Restricted Payments pursuant to such Section 6.08(a)(xv);

(D)     The Borrowers and their respective Restricted Subsidiaries shall not (x) make any Investment in, or designate any Restricted Subsidiary as, an Unrestricted Subsidiary or (y) cause any Subsidiary Loan Party to cease to be wholly-owned by a Borrower unless, in the case of this clause (y), either (1) as a result of any transaction pursuant to which the Borrowers no longer own any Equity Interests in such Subsidiary Loan Party or (2) such transaction is entered into for a bona fide business purpose (and not for the purpose of releasing such Person from the Subsidiary Guaranty) and, as a result of such transaction, one or more third parties that are not Affiliates of any Loan Party together hold greater than 50% of the Equity Interests in such Subsidiary Loan Party; and

(E)     Immediately prior to each Credit Event under the Revolving Facilities (excluding any renewal, extension or amendment to any Letter of Credit that does not increase the face amount thereof), the Borrowers shall deliver a Minimum Liquidity Certificate demonstrating that Liquidity is equal to or greater than $30,000,000 immediately prior to and after giving effect to such Credit Event (and the Revolving Lenders shall be permitted to decline any Borrower’s request for such Credit Event until such Minimum Liquidity Certificate has been received by the Administrative Agent).

For the avoidance of doubt, if the Conversion Date occurs after September 30, 2021, no provision above shall apply.

If the Borrowers or any Restricted Subsidiary, as applicable, shall default (x) in the performance or compliance of clause (i) or (ii) above (other than clause (i)(B) and clause (ii)(B) above or clause (i)(E) or clause (ii)(E) above), (y) in the performance of clause (i)(B) or (ii)(B) above and such default in the case of this clause (y) shall not be cured within three (3) Business Days after the date required for the delivery of such Minimum Liquidity Certificate or (z) in the performance or compliance of clause (i)(E) or (ii)(E) with respect to a material inaccuracy of the Minimum Liquidity Certificate, in each case, such occurrence shall be deemed an immediate default of Section 6.12 of the Credit Agreement (as amended hereby) and an immediate Event of Default under Section 7.01(d) of the Credit Agreement (as amended hereby) for purposes of the Revolving Loans (and for purposes of any Term Loan, subject to clause (ii) of the proviso therein), and for the avoidance of doubt, the Cure Right set forth in Section 7.03 of the Credit Agreement (as amended hereby) shall not apply with respect to any Event of Default arising pursuant to the terms of this paragraph.

As used in this Amendment, (a) “Liquidity” means, as of any date of determination, the sum of (x) the unused amount of Revolving Commitments as of such date and (y) the aggregate amount of unrestricted cash and Cash Equivalents of the Borrowers and their Restricted Subsidiaries as of such date (it being understood that, for the purposes of determining Liquidity, Revolving Commitments shall be deemed to be used at any date of determination to the extent of the outstanding Revolving Loans and LC Exposure at such time) and (b) and “Minimum Liquidity Certificate” means, a certificate of a Responsible Officer of the Borrowers setting forth in reasonable detail the Liquidity of the Borrowers and their Restricted Subsidiaries (as determined in good faith by the Borrowers) as of the applicable date of determination and which shall include a representation that the information in such certificate is true and correct in all material respects.

Section 2. Representations and Warranties.

Each of the Loan Parties represents and warrants to the Revolving Lenders party hereto as of the date hereof that:

(a)     Immediately before and after giving effect to this Amendment, the representations and warranties of the Borrowers and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 2, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 10 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement; and

(b)     At the time of and after giving effect to this Amendment, no Event of Default shall have occurred and be continuing.

Section 3. Conditions to Effectiveness.

This Amendment shall become effective on the date on which the Administrative Agent has received counterparts (each of which shall be originals or facsimiles or electronic copies) of this Amendment executed by the Borrowers, Holdco, each other Loan Party and Revolving Lenders constituting Required Revolving Lenders; provided that Section 1 above shall not become effective (the effective date of Section 1, the “Amendment No. 10 Effective Date”) until each of the following conditions has been satisfied on or prior to the date that is 30 days after the date of this Amendment set forth above:

(a)     The Borrowers have received net cash proceeds in an amount of (x) at least $25,000,000 from the Sponsor and/or its Affiliates in the form of Indebtedness on terms disclosed to the Revolving Lenders on or prior to the date hereof (the “Sponsor Debt Investment”) permitted to be incurred under the Credit Agreement, and (y) at least $25,000,000 in equity contribution from Holdco to the Borrowers in the form of Qualified Equity Interests of the Borrowers, with proceeds of equity contribution to Holdco in the form of Qualified Equity Interests;

(b)     No Event of Default under Section 7.01(a), (b), (h) or (i) of the Credit Agreement shall have occurred and be continuing;

(c)     The Administrative Agent has received (for prompt distribution to the Revolving Lenders) of a certificate signed by a Responsible Officer of the Borrowers certifying as to the matters set forth in clause (a) and (b) above; and

(d)     The Borrowers shall have paid (or cause to be paid) all fees and expenses due on the Amendment No. 10 Effective Date, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent, to the extent invoiced at least one (1) Business prior to the Amendment No. 10 Effective Date.

The Administrative Agent shall promptly notify the Revolving Lenders upon the occurrence of the Amendment No. 10 Effective Date, which notice shall be final and conclusive unless any Revolving Lender promptly notifies the Administrative Agent of its objection thereto.

Section 4. Expenses.

The Borrowers agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent, as and when required by Section 9.03 of the Credit Agreement.

Section 5. Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis. The words “execution,” “signed,” “signature,” “delivery” and words of the like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 7. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment; Reaffirmation.

(a)     On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(b)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement (as amended hereby) or any other provision of the Credit Agreement (as amended hereby) or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents or serve to effect a novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which instruments shall remain and continue in full force and effect.

(c)     Each Loan Party (after giving effect to this Amendment) hereby (i) reaffirms and confirms that each Loan Document to which it is a party or is otherwise bound, each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties pursuant to any such Loan Document, each guarantee granted by it to guarantee the due and punctual performance of the

Obligations and all Collateral encumbered thereby (a) shall not be affected by the amendment of the Credit Agreement, (b) shall remain in full force and effect and (c) continues to guarantee or secure, as the case may be, in accordance with the terms of the applicable Loan Documents the payment and performance of all “Secured Obligations” under the Credit Agreement (as amended hereby), (ii) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment (except as specifically set forth herein) and (iii) acknowledges and agrees that the parties only wish to amend their rights and obligations under the Credit Agreement in accordance with the terms of this Agreement and nothing in this Amendment shall be deemed to be a release and/or novation of any rights and/or obligations under the Credit Agreement or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KC SUB, INC.

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KUEHG CORP.

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KC HOLDCO, LLC

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KC REE HOLDINGS, INC.

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

REE INVESTMENT, LLC

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

REE HOLDCO, INC.

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

REE MIDWEST, INC.

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.10]

REE SOUTHEAST, INC.

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KINDERCARE EDUCATION HOLDINGS LLC

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KNOWLEDGE SCHOOLS LLC

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KINDERCARE EDUCATION LLC

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KINDERCARE EDUCATION AT WORK LLC

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KU EDUCATION LLC

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KCE CHAMPIONS LLC

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

KINDERCARE LEARNING CENTERS LLC

By	/s/ Tony Amandi
	Name:	Tony Amandi
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.10]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.10]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Revolving Lender

By	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO.10]

BANK OF MONTREAL, as Revolving Lender

By	/s/ Kemmons Feldman
	Name:	Kemmons Feldman
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO.10]

BARCLAYS BANK PLC, as Revolving Lender

By	/s/ Manuel Rubiano
Name: Manuel Rubiano
Title: Associate

[SIGNATURE PAGE TO AMENDMENT NO.10]